UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22734

Western Asset Middle Market Debt Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: April 30

Date of reporting period: October 31, 2013

ITEM 1	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     October 31, 2013

WESTERN ASSET

MIDDLE MARKET

DEBT FUND INC.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Middle Market Debt Fund Inc. for the six-month reporting period ended October 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

November 29, 2013

II	Western Asset Middle Market Debt Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended October 31, 2013 (the “reporting period”), but the pace was mixed. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce was 1.1% during the first quarter of 2013, supported by strengthening consumer spending. GDP growth in the second quarter improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The U.S. Department of Commerce’s initial reading for third quarter 2013 GDP growth, released after the reporting period ended, was 2.8%. Stronger growth was driven, in part, by a deceleration in imports and increased private inventory investment and state and local government spending.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.6%. Unemployment was unchanged in June, but then declined to 7.4% in July, 7.3% in August and 7.2% in September 2013, its lowest reading since November 2008. Unemployment then ticked up to 7.3% in October. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in October, the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 3.2% on a seasonally adjusted basis in October 2013 versus the previous month, but were 6.0% higher than in October 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,500 in October 2013, up 12.8% from October 2012. This marked the eleventh consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in October 2013 was 1.8% lower than the previous month at a 5.0 month supply at the current sales pace and was 0.9% higher than in October 2012.

The manufacturing sector expanded during the majority of the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior five months, the PMI fell to 49.0 in May 2013 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, this was a temporary setback, as the PMI rose over the next five months and was 56.4 in October, the best reading since April 2011.

Western Asset Middle Market Debt Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

Q. Did Treasury yields trend higher or lower during the reporting period ended October 31, 2013?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.22%. It fell as low as 0.20% in early May 2013 and was as high as 0.52% on September 5, 2013, before ending the period at 0.31%. The yield on the ten-year Treasury began the period at 1.70%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.98% on September 5, 2013, before moving down to 2.57% at the end of the period. This decline toward the end of the reporting period was triggered by the Fed’s decision to not begin tapering its asset purchases, as well as a flight to quality given expectations for a partial government shutdown on October 1, 2013.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. The spread sectors were weak during the first two months of the period amid sharply rising

IV	Western Asset Middle Market Debt Fund Inc.

interest rates given the Fed’s indications that it may begin tapering its asset purchase program sooner than previously anticipated. Most spread sectors then rallied in July 2013 amid improving investor demand. However, the spread sectors again weakened in August, before strengthening in September and October after the Fed chose not to taper its asset purchase program. All told, the majority of spread sectors generated negative absolute returns and produced mixed results versus equal-durationv Treasuries during the reporting period. The overall bond market, as measured by the Barclays U.S. Aggregate Indexvi, fell 1.97% during the six months ended October 31, 2013.

Q. How did the high-yield bond market perform over the reporting period ended October 31, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii declined in May and June. After a brief rally in July, the high yield bond market again weakened in August, before again moving higher in September and October. All told, the high-yield bond market gained 1.50% for the six months ended October 31, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended October 31, 2013. The asset class fell during three of the first four months of the reporting period. This weakness was due to a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and sharply rising U.S. interest rates. However, the asset class then rallied sharply in September and October, as the Fed did not taper its asset purchase program and investor demand increased. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii fell 5.40% during the six months ended October 31, 2013.

Performance review

For the six months ended October 31, 2013, Western Asset Middle Market Debt Fund Inc. returned 3.24% based on its net asset value (“NAV”).ix The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Indexx returned 3.44% for the same period. The Lipper High Yield Closed-End Funds Category Averagexi returned 2.86% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the six-month period, the Fund made distributions to shareholders totaling $37.50 per share. As of October 31, 2013, the Fund estimates that 100% of the distributions were sourced from net investment income.*

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section our website, www.lmcef.com.

Western Asset Middle Market Debt Fund Inc.	V

Investment commentary (cont’d)

The performance table shows the Fund’s six-month total return based on its NAV as of October 31, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2013 (unaudited)
Price Per Share	6-Month Total Return**
$1,014.64 (NAV)	3.24	%†

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total return is based on changes in NAV. Return reflects the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Return does not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the disposition of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

Looking for additional information?

The Fund’s daily NAV is available on-line under the symbol “XWAMX” on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV and other information.

Thank you for your investment in Western Asset Middle Market Debt Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

November 29, 2013

RISKS: An investment in the Fund involves a high degree of risk. The Fund should be considered an illiquid investment. This Fund is not publicly traded and is closed to new investors. The Fund does not intend to apply for an exchange listing, and it is highly unlikely that a secondary market will exist for the purchase and sale of the Fund’s shares. Investors could lose some or all of their investment. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment for investors who are prepared to hold the Fund’s Common Stock until the expiration of its term, and is not a trading vehicle. All investments are subject to risk, including possible loss of principal. Fixed-income securities are subject to numerous risks, including but not limited to, credit,

VI	Western Asset Middle Market Debt Fund Inc.

inflation, income, prepayment and interest rates risks. As interest rates rise, the value of fixed-income securities falls. Middle market companies have additional risks due to their limited operating histories, limited financial resources, less predictable operating results, narrower product lines and other factors. Securities of middle market issuers are typically considered high-yield. High-yield fixed income securities of below-investment-grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. High-yield bonds (“junk bonds”) are subject to higher credit risk and a greater risk of default. The Fund may invest all or a portion of its Managed Assets in illiquid securities. The Fund may make significant investments in securities for which there are no observable market prices; the prices must be estimated by Western Asset, the Fund’s subadviser. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are greater in emerging markets. Leverage may result in greater volatility of the net asset value of common shares and increases a shareholder’s risk of loss. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Distributions are not guaranteed and are subject to change.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Middle Market Debt Fund Inc.	VII

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested.

[x]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, and is comprised of Caa-rated securities included in this Index.

xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended October 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

VIII	Western Asset Middle Market Debt Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2013 and April 30, 2013 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.

Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — October 31, 2013

Total Spread Duration
WAMMD	— 2.78 years
Benchmark	— 3.06 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index
EM	— Emerging Markets
HY	— High Yield
WAMMD	— Western Asset Middle Market Debt Fund Inc.

2	Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2013

Total Effective Duration
WAMMD	— 2.60 years
Benchmark	— 3.46 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index
EM	— Emerging Markets
HY	— High Yield
WAMMD	— Western Asset Middle Market Debt Fund Inc.

Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

October 31, 2013

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 84.1%
Consumer Discretionary — 27.0%
Diversified Consumer Services — 1.2%
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	2,000,000		$2,085,000	(a)
Hotels, Restaurants & Leisure — 9.9%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,500,000		1,260,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	1,700,000		1,575,687
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	870,000		819,975
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	2,000,000		2,305,000
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	2,500,000		2,581,250	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	1,500,000		1,593,750	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	1,493,375		1,758,449	(a)
Mohegan Tribal Gaming Authority, Senior Notes	11.000%	9/15/18	2,000,000		2,008,750	(a)
MTR Gaming Group Inc., Secured Notes	11.500%	8/1/19	2,000,000		2,210,000
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,500,000		1,655,625
Total Hotels, Restaurants & Leisure					17,768,486
Household Durables — 1.1%
APX Group Inc., Senior Notes	8.750%	12/1/20	2,000,000		2,060,000
Leisure Equipment & Products — 1.6%
Cirsa Funding Luxembourg SA, Senior Notes	8.750%	5/15/18	2,000,000	EUR	2,871,640	(a)
Media — 5.6%
American Media Inc., Senior Secured Notes	11.500%	12/15/17	3,000,000		3,217,500
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,750,000		1,914,062
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	2,800,000		3,059,000	(a)
Visant Corp., Senior Notes	10.000%	10/1/17	2,000,000		1,850,000
Total Media					10,040,562
Specialty Retail — 5.8%
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	2,000,000	EUR	2,742,654	(a)
GRD Holdings III Corp., Senior Secured Notes	10.750%	6/1/19	1,500,000		1,635,000	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	2,500,000		2,631,250	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	3,000,000		3,000,000	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	500,000		542,500	(a)
Total Specialty Retail					10,551,404

See Notes to Financial Statements.

4	Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — 1.8%
American Apparel Inc., Senior Secured Notes	13.000%	4/15/20	2,000,000	$1,955,000	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	1,500,000	1,387,500	(a)
Total Textiles, Apparel & Luxury Goods				3,342,500
Total Consumer Discretionary				48,719,592
Consumer Staples — 2.8%
Beverages — 1.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,820,000	1,915,550	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	420,000	438,900	(a)
Total Beverages				2,354,450
Food Products — 1.5%
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,500,000	2,631,250	(a)
Total Consumer Staples				4,985,700
Energy — 13.2%
Oil, Gas & Consumable Fuels — 13.2%
Armstrong Energy Inc., Senior Secured Notes	11.750%	12/15/19	2,000,000	2,075,000	(a)
Gastar Exploration USA Inc., Senior Secured Notes	8.625%	5/15/18	2,000,000	1,980,000	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,500,000	1,537,500	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,000,000	1,046,250
Iracore International Holdings Inc., Senior Secured Notes	9.500%	6/1/18	1,500,000	1,567,500	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,500,000	2,662,500	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	780,000	807,300	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	3,000,000	3,045,000	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,000,000	1,025,000	(a)
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	2,450,000	2,394,875
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	2,000,000	1,950,000	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	2,000,000	2,180,000
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,000,000	1,470,000	(a)
Total Energy				23,740,925
Financials — 1.0%
Consumer Finance — 1.0%
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,770,000	1,851,863	(a)
Health Care — 7.7%
Health Care Equipment & Supplies — 1.1%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,130,000	1,938,300

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

October 31, 2013

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — 4.5%
Accellent Inc., Senior Secured Notes	8.375%	2/1/17	1,000,000	$1,053,750
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	3,600,000	3,919,500
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	3,000,000	1,125,000	(a)(c)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	2,000,000	2,130,000
Total Health Care Providers & Services				8,228,250
Pharmaceuticals — 2.1%
Phibro Animal Health Corp., Senior Notes	9.250%	7/1/18	3,484,000	3,771,430	(a)
Total Health Care				13,937,980
Industrials — 13.7%
Aerospace & Defense — 1.0%
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	1,775,000	1,859,312	(a)
Commercial Services & Supplies — 3.9%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	3,700,000	3,926,625
Cenveo Corp., Senior Notes	11.500%	5/15/17	2,000,000	1,955,000
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,050,000	1,118,250
Total Commercial Services & Supplies				6,999,875
Construction & Engineering — 0.6%
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,070,000	1,096,750	(a)
Marine — 4.3%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	924,500	841,295	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,980,000	1,994,850
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,000,000	2,107,000
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	2,500,000	2,687,500	(a)
Total Marine				7,630,645
Road & Rail — 1.2%
Jack Cooper Finance Co., Senior Secured Notes	9.250%	6/1/20	2,000,000	2,147,500	(a)
Transportation — 2.7%
CMA CGM, Senior Notes	8.500%	4/15/17	2,500,000	2,437,500	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	2,500,000	2,475,000	(a)(b)
Total Transportation				4,912,500
Total Industrials				24,646,582
Information Technology — 3.4%
Electronic Equipment, Instruments & Components — 1.1%
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	2,000,000	1,945,000

See Notes to Financial Statements.

6	Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Internet Software & Services — 1.1%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	2,000,000	$2,055,000	(a)(b)
Software — 1.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	2,040,000	2,152,200	(a)
Total Information Technology				6,152,200
Materials — 13.5%
Containers & Packaging — 2.1%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	1,055,625	1,166,466	(a)(b)
BOE Intermediate Holding Corp., Senior Notes	9.000%	11/1/17	1,000,000	1,025,000	(a)(b)
Pactiv LLC, Senior Notes	7.950%	12/15/25	750,000	701,250
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	750,000	813,750
Total Containers & Packaging				3,706,466
Metals & Mining — 11.4%
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	2,040,000	1,938,000	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,500,000	1,485,000	(a)
Magnetation LLC/Mag Finance Corp., Senior Secured Notes	11.000%	5/15/18	2,000,000	2,070,000	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	2,000,000	710,000	(a)(c)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,140,000	1,134,300
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	3,200,000	2,720,000	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	1,000,000	1,105,000	(a)
Permian Holdings Inc., Senior Secured Notes	10.500%	1/15/18	2,000,000	1,985,000	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	2,000,000	2,100,000
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	2,500,000	2,125,000	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	2,000,000	2,120,000
Walter Energy Inc., Senior Secured Notes	9.500%	10/15/19	1,000,000	1,058,750	(a)
Total Metals & Mining				20,551,050
Total Materials				24,257,516
Telecommunication Services — 1.8%
Diversified Telecommunication Services — 1.8%
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,183,750	3,255,384	(a)(b)
Total Corporate Bonds & Notes (Cost — $150,345,255)				151,547,742
Senior Loans — 11.5%
Consumer Discretionary — 2.2%
Hotels, Restaurants & Leisure — 2.2%
Cannery Casino Resorts LLC, New Second Lien Term Loan	10.000%	10/2/19	3,000,000	2,805,000	(d)
El Pollo Loco Inc., Second Lien Term Loan	9.250%	4/11/19	1,200,000	1,212,000	(d)
Total Consumer Discretionary				4,017,000

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

October 31, 2013

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 3.5%
Food Products — 2.8%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	1,500,000	$1,524,375	(d)
CPM Acquisition Corp., Second Lien Term Loan	10.250%	3/1/18	1,500,000	1,511,250	(d)
CSM Bakery Supplies LLC, Second Lien Term Loan	8.500%	7/2/21	2,000,000	2,020,834	(d)
Total Food Products				5,056,459
Household Products — 0.7%
WNA Holdings Inc., Second Lien Term Loan	8.500%	12/7/20	1,270,000	1,281,642	(d)
Total Consumer Staples				6,338,101
Energy — 2.2%
Oil, Gas & Consumable Fuels — 2.2%
Bowie Resource Holdings LLC, Second Lien Delayed Draw Term Loan	11.750%	2/16/21	2,000,000	1,987,500	(d)
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	1,990,000	2,022,338	(d)
Total Energy				4,009,838
Industrials — 3.0%
Aerospace & Defense — 0.6%
WP CPP Holdings LLC, Second Lien Term Loan	10.500%	6/29/20	1,000,000	1,031,250	(d)
Machinery — 0.8%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	1,500,000	1,537,500	(d)
Transportation — 1.6%
Commercial Barge Line Co., Second Lien Term Loan	10.750%	3/22/20	3,000,000	2,910,000	(d)
Total Industrials				5,478,750
Information Technology — 0.6%
Electronic Equipment, Instruments & Components — 0.6%
Allflex Holdings III Inc., New Second Lien Term Loan	8.000%	7/19/21	1,000,000	1,016,250	(d)
Total Senior Loans (Cost — $20,871,978)				20,859,939
Total Investments — 95.6% (Cost — $171,217,233#)				172,407,681
Other Assets in Excess of Liabilities — 4.4%				7,846,106
Total Net Assets — 100.0%				$180,253,787

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	The coupon payment on these securities is currently in default as of October 31, 2013.

(d)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

8	Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report

Western Asset Middle Market Debt Fund Inc.

Abbreviation used in this schedule:
EUR	— Euro

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

October 31, 2013

Assets:
Investments, at value (Cost — $171,217,233)	$172,407,681
Foreign currency, at value (Cost — $7,964)	8,128
Cash	5,088,777
Interest receivable	5,330,059
Unrealized appreciation on forward foreign currency contracts	1,433
Prepaid expenses	3,714
Total Assets	182,839,792

Liabilities:
Payable for securities purchased	2,176,431
Investment management fee payable	189,525
Unrealized depreciation on forward foreign currency contracts	113,655
Accrued expenses	106,394
Total Liabilities	2,586,005
Total Net Assets	$180,253,787

Net Assets:
Par value ($0.001 par value, 177,653 shares issued and outstanding; 100,000,000 shares authorized)	$178
Paid-in capital in excess of par value	177,297,716
Undistributed net investment income	1,321,999
Accumulated net realized gain on investments and foreign currency transactions	553,080
Net unrealized appreciation on investments and foreign currencies	1,080,814
Total Net Assets	$180,253,787

Shares Outstanding	177,653

Net Asset Value	$1,014.64

See Notes to Financial Statements.

10	Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended October 31, 2013

Investment Income:
Interest	$8,315,902
Dividends	48,235
Total Investment Income	8,364,137

Expenses:
Investment management fee (Note 2)	1,130,441
Audit and tax	42,345
Legal fees	29,262
Shareholder reports	17,557
Fund accounting fees	15,380
Directors’ fees	14,278
Transfer agent fees	7,316
Insurance	745
Custody fees	245
Miscellaneous expenses	2,662
Total Expenses	1,260,231
Net Investment Income	7,103,906

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	526,348
Foreign currency transactions	(18,831)
Net Realized Gain	507,517
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(1,811,093)
Foreign currencies	(131,945)
Change in Net Unrealized Appreciation (Depreciation)	(1,943,038)
Net Loss on Investments and Foreign Currency Transactions	(1,435,521)
Increase in Net Assets from Operations	$5,668,385

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended October 31, 2013 (unaudited) and the Period Ended April 30, 2013	October 31	April 30†

Operations:
Net investment income	$7,103,906	$1,748,276
Net realized gain	507,517	65,633
Change in net unrealized appreciation (depreciation)	(1,943,038)	3,023,852
Increase in Net Assets from Operations	5,668,385	4,837,761

Distributions to Shareholders From (Note 1):
Net investment income	(6,661,988)	(888,265)
Decrease in Net Assets from Distributions to Shareholders	(6,661,988)	(888,265)

Fund Share Transactions:
Net proceeds from sale of shares (0 and 177,653 shares issued, respectively)	—	177,297,894	‡
Increase in Net Assets from Fund Share Transactions	—	177,297,894
Increase (Decrease) in Net Assets	(993,603)	181,247,390

Net Assets:
Beginning of period	181,247,390	—
End of period*	$180,253,787	$181,247,390
* Includes undistributed net investment income of:	$1,321,999	$880,081

†	For the period December 20, 2012 (commencement of operations) to April 30, 2013.

‡	Net of offering costs of $355,106.

See Notes to Financial Statements.

12	Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:
	2013[1,2]	2013[2,3]

Net asset value, beginning of period	$1,020.23	$998.00 [4]

Income (loss) from operations:
Net investment income	39.99	9.84
Net realized and unrealized gain (loss)	(8.08)	17.39
Total income from operations	31.91	27.23

Less distributions from:
Net investment income	(37.50) †	(5.00)
Total distributions	(37.50)	(5.00)

Net asset value, end of period	$1,014.64	$1,020.23
Total return[5]	3.24%	2.73%

Net assets, end of period (000s)	$180,254	$181,246

Ratios to average net assets:
Gross expenses[6]	1.39%	1.59%
Net expenses[6,7]	1.39	1.48 [8]
Net investment income[6]	7.86	2.73

Portfolio turnover rate	38%	6%

[1]	For the six months ended October 31, 2013 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period December 20, 2012 (commencement of operations) to April 30, 2013.

[4]	Initial public offering price of $1,000.00 per share, exclusive of sales load, less offering costs of $2.00 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	The investment manager has agreed to reimburse all organizational expenses.

†	The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Middle Market Debt Fund Inc. (the “Fund”) was incorporated in Maryland on July 23, 2012 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in below-investment-grade debt securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. It is anticipated that the Fund will terminate on or before December 31, 2020. Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to stockholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange

14	Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report

or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$151,547,742	—	$151,547,742
Senior loans	—	20,859,939	—	20,859,939
Total investments	—	$172,407,681	—	$172,407,681
Other financial instruments:
Forward foreign currency contracts	—	$1,433	—	$1,433
Total	—	$172,409,114	—	$172,409,114

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$113,655	—	$113,655

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if

16	Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report

bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of

18	Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report

such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $113,655. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. The actual source of the Fund’s quarterly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Limited (“Western Asset Limited”) serves as additional subadviser to the Fund, under a subadvisory agreement with Western Asset. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily managed assets, which are net assets of the Fund plus the principal amount of any borrowings.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 90% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a fee for its services at no additional expense to the Fund. Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset Limited to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

20	Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report

3. Investments

During the six months ended October 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$85,265,181
Sales	63,190,202

At October 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,792,065
Gross unrealized depreciation	(4,601,617)
Net unrealized appreciation	$1,190,448

At October 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	HSBC Bank USA, N.A.	180,000	$244,401	11/15/13	$1,433
Contracts to Sell:
Euro	HSBC Bank USA, N.A.	4,067,639	5,522,968	11/15/13	(113,655)
Net unrealized loss on open forward foreign currency contracts					$(112,222)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2013.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$1,433

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$113,655

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended October 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(26,062)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(133,468)

During the six months ended October 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$69,706
Forward foreign currency contracts (to sell)	5,393,952

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at October 31, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$1,433	—	$1,433

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$113,655	—	$113,655

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Distributions

On December 16, 2013, the Fund’s Board of Directors declared a total distribution in the amount of $22.65 per share, comprised of $19.65 from income and $3.00 from short-term capital gains, payable on December 27, 2013 to shareholders of record on December 20, 2013.

6. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and

22	Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report

liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Middle Market Debt Fund Inc. 2013 Semi-Annual Report	23

Western Asset

Middle Market Debt Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller*

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller*

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Middle Market Debt Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

*	Effective June 1, 2013, Mr. Fuller became Chairman, President, and Chief Executive Officer

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Middle Market Debt Fund Inc.

Western Asset Middle Market Debt Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Middle Market Debt Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue,

Brooklyn, NY 11219

WASX016045 12/13 SR13-2067

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTNG POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Middle Market Debt Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Middle Market Debt Fund Inc.

Date:	December 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Middle Market Debt Fund Inc.

Date:	December 24, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Middle Market Debt Fund Inc.

Date:	December 24, 2013